UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): September 23, 2013

                   Blue Water Global Group, Inc.

 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-174557 (Commission File Number)	45-0611648 (I.R.S. Employer Identification Number)

              202 Osmanthus Way, Canton, GA  30114

 (Address of principal executive offices and zip code)

            Tel: (949) 264-1475, Fax: (949) 607-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management.  Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 23, 2013, Blue Water Restaurant Group, Inc. (“Blue Water”) issued a press release announcing the Financial Industry Regulatory Authority (“FINRA”) has completed its review of our previously announced 10-for-1 forward stock split and has confirmed the record date for this split will be September 27, 2013 and the effective date will be September 30, 2013 (“Forward Split”).

In conjunction with the Forward Split, Blue Water filed a Certificate of Change pursuant to Section 78.209 of the Nevada Revised Statutes (“NRS”) with the Secretary of State of Nevada on September 9, 2013.  This Certificate of Change becomes effective on September 30, 2013.

The Certificate of Change proportionately increased the number of authorized shares of Blue Water’s common stock from 70,000,000 to 700,000,000 and the number of issued and outstanding shares of our common stock from 22,703,125 shares to 227,031,250 shares.  Blue Water’s common stock will continue to be valued with a $.001 par value.  The Forward Stock Split is payable upon surrender of existing certificates to Blue Water’s transfer agent, VStock Transfer, LLC (www.vstocktransfer).

Also in conjunction with the Forward Split, a new CUSIP number has been assigned to Blue Water’s common stock.  The new CUSIP number is 09609D206 and will become effective starting on September 30, 2013.

A copy of the Certificate of Change filed with the Nevada Secretary of State is attached as Exhibit 3.4 hereto and incorporated herein by reference.

A copy of the September 23, 2013 press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit 4.3

Certificate of Change dated September 9, 2013

Exhibit 99.9

Press Release dated September 23, 2013

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER GLOBAL GROUP, INC.

Dated: September 23, 2013

By:

/s/ J. Scott Sitra

J. Scott Sitra

President and Chief Executive Officer

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